UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan (Address of principal executive offices)	48111 (Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.    Entry into a Material Definitive Agreement.

     On May 24, 2005, Visteon Corporation (the “Company”) and Ford Motor Company (“Ford”) entered into an Amendment, effective as of May 24, 2005 (the “Funding Agreement Amendment”), to the Funding Agreement, dated as of March 10, 2005, between the Company and Ford. The Funding Agreement Amendment modifies the payment terms for certain components supplied to Ford by the Company in the United States and received from and after June 1, 2005 to as follows: (i) an average of 18 days for the period from June 1, 2005 through July 31, 2005; (ii) an average of 22 days for the period from August 1, 2005 through December 31, 2005; and (iii) an average of 26 days for the period from January 1, 2006 until termination of the agreement.

     On May 24, 2005, the Company and Ford also entered into an Amendment, effective as of May 1, 2005 (the “Bailment Agreement Amendment”), to the Master Equipment Bailment Agreement, dated as of March 10, 2005, between the Company and Ford. Pursuant to the Bailment Agreement Amendment, Ford has agreed to pay third party suppliers for certain machinery, equipment, tooling, fixtures and related assets that are used to produce certain components for Ford at four additional plants of Visteon located in North America.

     The description of the above-referenced documents does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents referred to above, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

SECTION 7 — REGULATION FD

Item 7.01.   Regulation FD Disclosure.

     On May 25, 2005, the Company announced that on May 24, 2005 it had entered into a non-binding memorandum of understanding with Ford, which provides, among other things, for the transfer of certain North American assets of the Company to an entity that will be managed by Ford and the issuance to Ford of warrants to purchase the Company’s common stock. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

     On May 25, 2005, the Company is making available the presentation slides attached hereto as Exhibit 99.2 in a webcast of an analyst conference call related to the above-referenced memorandum of understanding. The presentation slides, attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, are incorporated herein by reference.

     The information contained in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 8 — OTHER EVENTS

Item 8.01.    Other Events.

     On May 25, 2005, the Company announced that on May 24, 2005 it had entered into a non-binding memorandum of understanding with Ford, which provides, among other things, for the transfer of certain North American assets of the Company to an entity that will be managed by Ford and the issuance to Ford of warrants to purchase the Company’s common stock. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment, effective as of May 24, 2005, to the Funding Agreement, dated as of March 10, 2005, between the Company and Ford.
10.2	Amendment, effective as of May 1, 2005, to the Master Equipment Bailment Agreement, dated as of March 10, 2005, between the Company and Ford.
99.1	Press release dated May 25, 2005
99.2	Presentation slides from the Company’s webcast of its analyst conference call to be held on May 25, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: May 25, 2005	By: /s/ James F. Palmer James F. Palmer Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Amendment, effective as of May 24, 2005, to the Funding Agreement, dated as of March 10, 2005, between Visteon Corporation and Ford Motor Company.

10.2	Amendment, effective as of May 1, 2005, to the Master Equipment Bailment Agreement, dated as of March 10, 2005, between Visteon Corporation and Ford Motor Company.

99.1	Press Release dated May 25, 2005.

99.2	Presentation slides from the Visteon Corporation webcast of its analyst conference call to be held on May 25, 2005.